Report of Independent
Registered Public Accounting
 Firm

To the Shareholders and
Board of Trustees of
Federated Adjustable
Rate Securities Fund

In planning and performing
 our audit of the financial
 statements of Federated
Adjustable
Rate Securities Fund the
Fund as of and for the
year ended August 31 2008
in accordance
with the standards of
the Public Company
Accounting Oversight
Board United States we
considered the Funds
internal control over
financial reporting
including controls over
safeguarding securities
 as a basis for designing
 our auditing procedures
 for the purpose of
expressing our opinion
on the financial statements
 and to comply with the
 requirements
of Form NSAR but not for
the purpose of expressing
 an opinion on the
 effectiveness of
the Funds internal control
over financial reporting
 Accordingly we express no
such
opinion
The management of the Fund
is responsible for
 establishing and maintaining
effective
internal control over
 financial reporting In
fulfilling this responsibility
 estimates and
judgments by management are
required to assess the
expected benefits and
related costs
of controls A Funds
internal control over
 financial reporting
is a process designed to
provide reasonable
assurance regarding the
reliability of financial
 reporting and the
preparation of financial
 statements for external
purposes in accordance
with generally
accepted accounting
principles A Funds
internal control over
 financial reporting includes
those policies and
procedures that 1 pertain
 to the maintenance of
records that in
reasonable detail
accurately and fairly
 reflect the transactions
 and dispositions of the
assets of the Fund 2
provide reasonable
assurance that transactions
 are recorded as
necessary to permit
 preparation of financial
 statements in accordance
with generally
accepted accounting
principles and that
receipts and expenditures
 of the Fund are being
made only in accordance
 with authorizations of
management and directors
 of the Fund
and 3 provide reasonable
 assurance regarding
prevention or timely detection
 of
unauthorized acquisition
 use or disposition of a
Funds assets that could
have a material
effect on the financial
statements
Because of its inherent
limitations internal
 control over financial
 reporting may not
prevent or detect
misstatements Also
 projections of any
 evaluation of effectiveness
 to
future periods are
subject to the risk
that controls may become
inadequate because of
changes in conditions
or that the degree of
compliance with the
policies or procedures
may deteriorate
A deficiency in internal
 control over financial
 reporting exists when
the design or
operation of a control
does not allow management
 or employees in the normal
course of
performing their assigned
 functions to prevent or
detect misstatements on a
 timely basis
A material weakness is a
 deficiency or a combination
 of deficiencies in internal
control
over financial reporting
such that there is a
reasonable possibility
that a material
misstatement of the
companys annual or
interim financial
statements will not be
prevented or detected on
 a timely basis
Our consideration of
 the Funds internal
control over financial
reporting was for the
limited purpose described
in the first paragraph
and would not necessarily
disclose all
deficiencies in internal
 control that might be
significant deficiencies
or material
weaknesses under
standards established
 by the Public Company
Accounting Oversight
Board United States
 However we noted no
 deficiencies in the
Funds internal control
 over
financial reporting
and its operation
including controls
for safeguarding
securities that we
consider to be a
material weakness
 as defined above
as of August 31 2008

This report is
intended solely for
 the information and
use of management and
the Board
of Trustees of the
Fund and the Securities
 and Exchange Commission
 and is not intended
to be and should not
be used by anyone other
 than these specified parties


Ernst  Young LLP

Boston Massachusetts
October 16 2008